PARADIGM FUNDS

Supplement dated December 27, 2011
to the Prospectus dated May 2, 2011 for the
Paradigm Value Fund (PVFAX)
Paradigm Opportunity Fund (PFOPX)
Paradigm Select Fund (PFSLX)
Paradigm Intrinsic Value Fund (PVIVX)

     Effective December 27, 2011, the name of the Paradigm Intrinsic Value Fund was changed to the Paradigm Micro-Cap Fund. The Paradigm Micro-Cap Fund is now offered by a separate Prospectus, and a copy of the Paradigm Micro-Cap Fund Prospectus may be obtained by calling 1-800-239-0732. All references in the May 2, 2011 Prospectus to the Paradigm Intrinsic Value Fund should be disregarded.

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     This supplement and the Prospectus dated May 2, 2011 provide the information a prospective investor ought to know before investing and should be retained for future reference.